UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2025

CYCLERION THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-38787	83-1895370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

245 First Street, 18th Floor

Cambridge, Massachusetts 02142

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (857) 327-8778

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CYCN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On December 1, 2025, Akebia Therapeutics, Inc. (“Akebia”) publicly announced that it has recently initiated Phase 2 clinical trials for the treatment of focal segmental glomerulosclerosis (“FSGS”) using Praliciguat, an oral soluble guanylate cyclase licensed to Akebia by Cyclerion Therapeutics, Inc. (Cyclerion”).

Pursuant to the terms of Amendment #1 to the License Agreement by and between Akebia and Cyclerion, upon initiation (defined as first patient dosed) of a Phase 2 clinical trial in the U.S. for a product, a $1.0 million regulatory milestone payment would be due to Cyclerion. At this time, Akebia has stated that it currently expects to dose its first patient with Praliciguat in the Phase II study in 2026.

Disclaimer on Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding planned Phase 2 clinical studies which Akebia has announced it has recently initiated for use of Praliciguat in treating FSGS and if and when Akebia will begin dosing patients in the Phase II clinical trial. Statements regarding the Company’s business and announcements by Akebia regarding the use of Praliciguat in FSGS that are not historical facts may be “forward-looking statements” that involve risks and uncertainties. Forward-looking statements are based on management’s current, preliminary expectations (based on information publicly disclosed by Akebia) and are subject to risks and uncertainties that could cause actual results to differ from the results predicted. These risks and uncertainties include risks and uncertainties included under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as updated by its subsequent filings with the SEC, all of which are available on the Company’s investor relations website at http://www.cyclerion.com and on the SEC’s website at http://www.sec.gov. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date they were made, or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyclerion Therapeutics, Inc.

Dated: December 1, 2025	By:	/s/ Regina Graul
	Name:	Regina Graul
	Title:	President and Chief Executive Officer